SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 18, 2008

                         SENTRY TECHNOLOGY CORPORATION
                         -----------------------------
               (Exact Name of Registrant as specified in charter)

  Delaware                          1-12727                     96-11-3349733
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(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)              File Number)              Identification No.)


      1881 Lakeland Avenue, Ronkonkoma, New York                   11779
   -----------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:   631- 739-2100


                                 Not Applicable
        _______________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

On April 18, 2008, Sentry Technology Corporation issued a press release, announcing the entry into a contract to sell over 100 SentryVision SmartTrack camera systems to the Mexico City, Mexico subway system. A copy of the press release, the contents of which are incorporated herein, is furnished as Exhibit
99.1 to this report.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1     Press Release dated April 18, 2008

______________________________________________________________________________

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SENTRY TECHNOLOGY CORPORATION


By:  /s/ Peter L. Murdoch
----------------------------------
     Peter L. Murdoch
     President



Date:  April 22, 2008



EXHIBIT INDEX

99.1     Press Release dated April 18, 2008

                                                                  EXHIBIT 99.1


[SENTRY TECHNOLOGY CORPORATION LOGO
                     GRAPHIC OMITED]





                                 NEWS RELEASE


FOR IMMEDIATE RELEASE                            CONTACT:     Peter L. Murdoch
---------------------                                         President & CEO
                                                              (631) 739-2100



                  SENTRY TECHNOLOGY SIGNS $1,400,000 CONTRACT
                  -------------------------------------------

          Ronkonkoma, New York, April 18, 2008 -- Sentry Technology Corporation (OTC Bulletin Board: SKVY) announced today, the signing of a $1,400,000 contract to sell more than 100 SentryVision SmartTrack traveling camera systems to the Mexico City Subway system via one of its Spanish dealers. The contract was won in competition with more than 30 companies.

          SmartTrack uses patented technology to transmit video images from two pan, tilt and zoom cameras traveling along an aluminum rail mounted on the ceiling. The camera carriage travels at high speeds and provides unobstructed views of people, goods and processes. Systems will begin shipping in May with the entire contract completed before the end of September 2008.

          The Mexico City Subway is 201 Km in length with 11 lines and 175 stations. It transports more than 1.4 billion passengers annually making it one of the world's largest subway systems.

          "We are very pleased to win this prestigious international contract," said Peter L. Murdoch, President and CEO of Sentry Technology Corporation. "The public transportation market is a growth opportunity for Sentry. Smart Track is well suited to this sector and we expect that other business will follow from this success both in Mexico and in other countries where the company is soliciting business."

     Sentry Technology Corporation designs, manufactures, sells and installs a complete line of Closed Circuit Television (CCTV) solutions, Electro-Magnetic
(EM) and RFID based Library Management systems as well as Radio Frequency (RF) and Electro-Magnetic (EM) EAS systems. The CCTV product line features SentryVision, SmartTrack, a proprietary, patented traveling Surveillance System. The Company's products are used by libraries to secure inventory and improve operating efficiency, by retailers to deter shoplifting and internal theft and by industrial and institutional customers to protect assets and people. For further information, please visit our website at www.sentrytechnology.com.

                                     # # #

     This press release may include information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include those matters disclosed in the Company's Securities and Exchange Commission filings.